TARGETING THE IMMUNE SYSTEM IN RARE DISEASES NASDAQ:CRBP | CORBUSPHARMA.COM EXHIBIT 99.1

This presentation contains certain forward-looking statements, including those relating to the Company’s product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature.  Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise.  The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms.  These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC.  Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation.  The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. FORWARD-LOOKING STATEMENTS

THE CORBUS BUSINESS MODEL Focus Engaging the immune system to treat rare diseases Acquire Clinical stage pharma assets to build our pipeline Develop Rapidly translate lead candidates to clinical proof-of-concept & beyond Serious morbidity + life-threatening indications with clear unmet need Market Work with patient organizations to meet patients’ specific needs Requires only small specialized sales forces Obtain support from patient organizations and/or NIH Leverage Orphan Drug Designation for market position and extended IP Focus on novel drugs that can impact current unmet medical need

YUVAL COHEN PH.D. CHIEF EXECUTIVE OFFICER Co-founder and former President of Celsus Therapeutics (CLTX). Expertise in developing anti-inflammatory drugs including for CF MANAGEMENT TEAM BARBARA WHITE M.D. CHIEF MEDICAL OFFICER  Board-certified Rheumatologist and clinical immunologist.  Previously SVP and Head, R&D  Stiefel , VP and Head of Inflammation Clin. Dev. for UCB &  MedImmune, and Director, Medical Affairs, Amgen SEAN MORAN C.P.A. M.B.A. CHIEF FINANCIAL OFFICER Former CFO: InVivo (NVIV), Celsion (CLSN), Transport Pharma, Echo Therapeutics (ECTE) & Anika Therapeutics (ANIK) SCOTT CONSTANTINE M.S. DIRECTOR, CLINICAL OPERATIONS  Expertise in CF and Pulmonary diseases trials. Former Director, Clinical Research & Operations of Insmed and Clinical Program Scientist at PTC Therapeutics (PTCT) MARK TEPPER PH.D. PRESIDENT & CHIEF SCIENTIFIC OFFICER Former VP USA Research & Operations, EMD Serono; Sr. Investigator, Bristol-Myers Squibb

Novel synthetic oral endocannabinoid-mimetic with unique MOA First-in-class therapeutic currently in three Phase 2 programs Acquired pharma asset with extensive Phase 1 safety data IP portfolio à 2033 RESUNAB™: OUR FIRST ASSET Cystic Fibrosis (CF) Orphan Designation + Fast Track Status granted by FDA Diffuse Cutaneous Systemic Sclerosis (“SSc, Scleroderma”) Orphan Designation + Fast Track Status granted by FDA Dermatomyositis (DM) $5MM Award from CFF NIH grant

RESUNAB: CURRENT CLINICAL PIPELINE STATUS INDICATION CURRENT PHASE ANTICIPATED DATA READOUT ANTICIPATED NEXT STUDY NDA CYSTIC FIBROSIS (CF) PHASE 2 (n=70) Q4 2016 Q3 2017 2021 SYSTEMIC SCLEROSIS (SSc) PHASE 2 (n=36) Q4 2016 Q3 2017 2021 DERMATOMYOSITIS (DM) PHASE 2 (n=22) Q1 2017 Q1 2018 2022 CF 70,000 SSc 90,000 DM 50,000 NUMBER OF PATIENTS IN USA + EU

RESUNAB RESTORES HOMEOSTASIS DURING PATHOLOGIC IMMUNE REPONSES



INFLAMMATION
±
INFECTION
FIBROSIS
PRO-INFLAMMATORY MEDIATORS
–
ACUTE INFLAMMATION
LIPID MEDIATOR CLASS SWITCHING
+
CB2
RESUNAB
CB2
CB2
SPECIALIZED PRO-RESOLVING LIPID MEDIATORS
IMMUNE SYSTEM HOMEOSTASIS
±
PATHOGEN CLEARANCE
TISSUE HEALING AND REMODELING

Adapted from REIRE & VAN DYKE. Natural resolution of inflammation. Periodontology 2000, 2013;63:149–164

7

RESUNAB: UNIQUE TARGETING OF CB2 RECEPTOR x12 x1 Only 30% BBB penetration CB1 Receptors: analgesic receptors in brain CB2 Receptors: resolution receptors in immune system Total daily clinical dose 1-40 mg

RESUNAB REDUCES THE PRO-INFLAMMATORY MEDIATOR INTERLEUKIN-1β IN HEALTHY HUMANS Resunab dose (mg) Percent response Three healthy adults received single doses of 3, 6, and 10 mg Resunab. Five hours following each dose, peripheral blood mononuclear cells were isolated and stimulated with LPS, then IL-1β secretion was measured after 18 hours incubation. Percent of control response (prior to Resunab administration) was determined.

RESUNAB: AN ATTRACTIVE CLINICAL SAFETY PROFILE Treatment Emergent Adverse Event (TEAE) Treatment Emergent Adverse Events in ≥ Two Subjects for All Doses, by Severity of AE, n All subjects all doses, n = 123, (% all subjects all doses) Subjects receiving ≥ 1 mg to ≤ 60 mg total daily dose, n = 52 (% all subjects at these doses) Subjects receiving ≥ 80 mg to ≤ 240 mg total daily dose, n = 71 (% of all subjects at these doses) All TEAEs Mild TEAEs Moderate TEAEs All TEAEs Mild TEAEs Moderate TEAEs All TEAEs Mild TEAEs Moderate TEAEs Dizziness 31 (18.8%) 18 (10.9%) 13 (7.9%) 3 (5.8%) 3 (5.8%)  0 28 (39.4%) 15 (21.1%) 13 (18.3%) Nausea 19 (11.5%) 14 (8.5%) 5 (3.0%) 2 (3.8%) 2 (3.8%)  0 17 (23.9%) 12 (16.9%) 5 (3.0%) Dry Mouth 14 (8.5%) 13 (7.9%) 1 (0.6%) 1 (1.9%) 1 (1.9%)  0 13 (7.9%) 12 (7.3%) 1 (0.6%) Somnolence 10 (6.1%) 9 (5.5%) 1 (0.6%) 1 (1.9%) 1 (1.9%)  0 9 (5.5%) 8 (4.8%) 1 (0.6%) Vomiting 10 (6.1%) 5 (3.0%) 5 (3.0%) 1 (1.9%) 1 (1.9%)  0 9 (5.5%) 4 (2.4%) 5 (3.0%) Fatigue 9 (5.5%) 7 (4.2%) 2 (1.2%)  0  0  0 9 (5.5%) 7 (4.2%) 2 (1.2%) Dose-dependent, mild to moderate AEs, no SAEs, no significant lab abnormalities Consistent with class effects at all doses, no unexpected AE’s

CYSTIC FIBROSIS: FOCUSING ON INFLAMMATION & FIBROSIS

CYSTIC FIBROSIS CF is a life-threatening, genetic disease that primarily affects the lungs and digestive system.  CF is characterized by chronic lung inflammation that leads to lung damage and fibrosis.  30,000 PATIENTS IN THE USA 75,000 PATIENTS WORLDWIDE 40 YEARS AVERAGE LIFE EXPECTANCY OF CF PATIENTS KEY TAKE-AWAYS Life-threatening, rare disease Inflammation and fibrosis play key role in CF morbidity and mortality Need for safe and effective drugs that target chronic inflammation and fibrosis is unmet and recognized Pharmacoeconomics are proven and favorable

RESUNAB IS UNIQUELY POSITIONED IN CF CFTR DEFECT INFLAMMATION INFECTION FIBROSIS POTENTIATORS/ CORRECTORS mRNA ANTIBIOTICS RESUNABTM (Corbus) First-in-class CB2 agonist in CF Targets inflammation and fibrosis Not immunosuppressive Agnostic of CFTR mutation or infection Oral, daily dosing Add-on to current therapy CHANGE THE CF TREATMENT PARADIGM: DAILY FOUNDATIONAL TREATMENT FOR ALL CF PATIENTS $5MM Award from CFF

RESUNAB RESOLVES LUNG INFLAMMATION IN PSEUDOMONAS AERUGINOSA INFECTED CF MOUSE MODEL DESIGN Bonfield, Tracey; Tepper, Mark 2015 Total BAL Cell Recruitment Post-Resunab Absolute # of Cells (m/BAL Mean ± SEM) %MAC/ml BAL (Mean ± SEM) Relative Number of Alveolar Macrophages Relative Number of Neutrophils %PMNs/ml BAL (Mean ± SEM) WT CF Pseudomonas aeruginosa into lungs + Placebo for 10 days OR + Resunab for 10 days Analyze

RESUNAB ENHANCES RESOLUTION OF LUNG INFECTION IN CF MICE INFECTED WITH PSEUDOMONAS - Associated with worsening symptoms Bonfield, Tracey; Tepper, Mark 2015 Bacterial CFU After 10 Days Resunab Number of CFUs x,1000 (Mean±SEM)

RESUNAB REDUCES WEIGHT LOSS AND IMPROVES SURVIVAL IN CF MICE INFECTED WITH PSEUDOMONAS - Associated with worsening symptoms Bonfield, Tracey; Tepper, Mark 2015 GROUP SURVIVAL RATE DAY 10 WT 5/5 (100%) WT + Resunab 5/5 (100%) CF 3/5 (60%) CF + Resunab 5/5 (100%)

RESUNAB: CYSTIC FIBROSIS PHASE 2 TRIAL

Primary Endpoint:
Safety and Tolerability

Secondary Endpoint:
Directional Trends in Efficacy + PK

- Double blind randomized placebo control study in the US and EU
- **Primary endpoints:** Safety/tolerability
- **Secondary endpoints:** Trends in efficacy (FEV1, Lung Clearance Index, CFQ-R Respiratory Symptom Score) + PK
- **Exploratory endpoints:** Metabolipidomic profile for MOA, biomarkers of disease activity and inflammation in blood and sputum, and microbiota in the lungs
- **Patient number:** 70 adults with CF in ~25 sites US & EU
- **Treatment duration:** 84 days treatment with 28 days follow-up
- **Dose response:** 1 mg/day, 5 mg/day, 20 mg/day and 20 mg/day twice a day

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
IND open with FDA		✓						
Study launch			✓					
First patient dosed				✓				
Study duration				✓	✓	✓	✓	✓
Anticipated last patient dosed								✓
Anticipated top-line study data								✓

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DECISION MAKING AFTER OUR CURRENT PHASE 2 TRIALS: DEFINING SUCCESS CB2 agonist activity in humans (metabolipidomic profile, biomarkers)? YES Directional improvements in clinical outcomes? Safety and PK support next study? YES YES REVIEW Supportive discussions with regulatory authorities? Additional Phase 2 study NO YES STOP NO YES Pivotal trials

DIFFUSE CUTANEOUS SYSTEMIC SCLEROSIS: RELIEF FOR A DISEASE WITH NO APPROVED TARGETED THERAPY

SYSTEMIC SCLEROSIS Chronic inflammatory disease causing fibrosis of skin and internal organs 80% FEMALE PATIENTS 40-60 YEARS AVERAGE AGE OF PATIENTS KEY TAKE-AWAYS Life-threatening, rare disease No SSc-specific approved drugs Current therapy involves steroids and immunosuppressive agents with significant toxicities Need for proven safe and effective therapies 90,000 PATIENTS IN USA + EU LUNG FIBROSIS COMMON CAUSE OF DEATH - 40%-60% MORTALITY IN 10 YEARS

THERAPEUTIC RATIONALE FOR RESUNAB IN SYSTEMIC SCLEROSIS (SSc) AUTOIMMUNE TRIGGER INFLAMMATION VASCULOPATHY FIBROSIS RESUNAB RESUNAB Would be first approved drug in SSc Targets multiple disease pathways No immunosuppression Oral, daily dosing SET THE SSc TREATMENT PARADIGM: CONTROL ACTIVE DISEASE WITHOUT IMMUNOSUPPRESSION

PROPHYLACTIC AND THERAPEUTIC RESUNAB INHIBIT COLLAGEN DEPOSITION IN BLEOMYCIN-INDUCED LUNG FIBROSIS

- Bleomycin intratracheal injection, Day 1
- Mice sacrificed after 21 days
- Resunab by gavage, Days 1-21 (prophylactic) or Days 8-21 (therapeutic)

PROPHYLACTIC RESUNAB, ORAL DAILY, DAYS 1-21


CONTROL
BLEOMYCIN
BLEOMYCIN + 1MG/KG Resunab ★
BLEOMYCIN + 5MG/KG Resunab ★★
0 50 100 150 200 250 300
HYDROPXYPROLINE

THERAPEUTIC RESUNAB, ORAL DAILY, DAYS 8-21


CONTROL
BLEOMYCIN
BLEOMYCIN + 1MG/KG Resunab ★★★
BLEOMYCIN + 5MG/KG Resunab ★★★★
0 50 100 150 200 250 300
HYDROPXYPROLINE

HISTOLOGY OF THE LUNGS (THERAPEUTIC)


Control
Bleomycin
Bleo + Resunab 1mg/kg
Bleo + Resunab 5 mg/kg

*p = 0.002, **p = 0.004, ***p = 0.001, ****p = 0.0001, bleomycin + Resunab treatment versus bleomycin

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RESUNAB REDUCES BIOMARKERS IN FIBROBLASTS FROM SSc PATIENTS Resunab (μM) Resunab (μM) Healthy donor dermal fibroblasts Diffuse cutaneous systemic sclerosis dermal fibroblasts TGFβ *p < 0.0001 versus untreated fibroblasts * * #p < 0.001 versus healthy fibroblasts *p < 0.0001 versus untreated fibroblasts Cultured human dermal fibroblasts from healthy volunteers or patients with diffuse cutaneous systemic sclerosis Procollagen Type I peptide, ng/ml TGFb, pg/ml * * # * * Collagen Gonzalez et al, Biochem Pharmacol 2003; 65: 649-655

RESUNAB: SSc PHASE 2 CLINICAL TRIAL

Primary Endpoint:
Change in CRISS Score + Safety/Tolerability

Secondary Endpoint:
Directional Trends in Efficacy

- Double blind placebo control randomized study in US under IND from FDA
- **Primary end points:** Change in clinical outcomes (CRISS) + Safety/tolerability
- **Secondary end points:** Quality of life, biomarkers of inflammation and fibrosis in blood and skin, metabolipidomic profile, PK
- **Patient number:** 36 adults with diffuse cutaneous SSc at 10 US sites
- **Treatment duration:** 84 days treatment with 28 days follow-up
- **Dose response:** 5 mg/day, 20 mg/day and 20 mg/day twice a day

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
IND open with FDA	✓							
Study launch			✓					
First patient dosed				✓				
Study duration				✓	✓	✓	✓	✓
Anticipated last patient dosed								✓
Anticipated top-line study data								✓

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CORBUS PHARMACEUTICALS

DERMATOMYOSITIS: CRITICAL UNMET NEED IN RARE DISEASE

DERMATOMYOSITIS is a connective tissue disease characterized by inflammation of skin and muscles 50,000 PATIENTS IN THE USA + EU KEY TAKE-AWAYS Treated with steroids and immunosuppressive therapies but with significant toxicities Single center study underway at University of Pennsylvania NIH is funding the study Data read out expected in early 2017 NO FDA APPROVED THERAPIES FOR OVERALL DISEASE ACTIVITY SKIN & MUSCLE ORGANS AFFECTED RESULTING IN SEVERE MORBIDITY AND EVEN MORTALITY

RESUNAB REDUCES PRO-INFLAMMATORY CYTOKINE PRODUCTION IN ISOLATED PBMC FROM DERMATOMYOSITIS PATIENTS

TNFα



7500
5000
2500
0
TNFα (pg/ml)
p=0.0086
p<0.0001
0
3
10
15
AJA Concentration (μM)

IFNα



800
600
400
200
15
10
5
0
IFN-α (pg/ml)
p=0.0003
p=0.0002
p=0.0003
0
3
10
15
AJA Concentration (μM)

Number of patients contributing PBMC→ n=17 n=16 n=16 n=15 n=8 n=7 n=8 n=7

Resunab (μM)

The LPS-stimulated PBMCs of DM patients

Resunab (μM)

The median quantity of IFN-α secreted from CPG-stimulated PBMCs of DM patients

Robinson et al, J Invest Dermatol 135:S10 (abstr #56), 2015.

CORBUS PHARMACEUTICALS

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RESUNAB: DM PHASE 2 CLINICAL TRIAL

Primary Endpoint:
Change in CDASI Score + Safety/Tolerability

Secondary Endpoint:
Directional Trends in Efficacy

- Study funded by NIH award to University of Pennsylvania
- Double blind placebo control randomized study in USA under IND from FDA
- **Primary end points:** Safety/tolerability + change in skin activity and severity (CDASI)
- **Secondary endpoints:** Quality of life, biomarkers of inflammation and disease activity in blood and skin, metabolipidomic profile, PK
- **Patient number:** 22 adults with DM at 1 US site - University of Pennsylvania Perlman School of Medicine
- **Treatment duration:** 84 days treatment with 28 days follow-up
- **Dose response:** 20 mg/day and 20 mg/day twice a day

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	1Q2017
IND open with FDA	✓								
Study launch		✓							
First patient dosed			✓						
Study duration			✓	✓	✓	✓	✓	✓	✓
Anticipated last patient dosed									✓
Anticipated top-line study data									✓

28

CORBUS PHARMACEUTICALS

YUVAL COHEN, PH.D. CHIEF EXECUTIVE OFFICER AMB. ALAN HOLMER CHAIRMAN OF THE BOARD Former CEO of PhRMA (1996-2005) Over two decades of public service in Washington, D.C. including Special Envoy to China (2007-2009) Former board member Inspire Pharma Chairman of the Board of the Metropolitan Washington, D.C. Chapter of the Cystic Fibrosis Foundation AVERY W. (CHIP) CAITLIN CFO Celldex Therapeutics (CLDX) since 2000 Raised over $600MM financing Over 20 years experience in industry: Repligen (CFO) and Endogen (CFO) BOARD OF DIRECTORS DAVID HOCHMAN Managing Partner of Orchestra Medical Ventures Over 17 years of venture capital and investment banking experience Former Managing Director of Spencer Trask Ventures, Inc. securing over $420 million in equity capital RENU GUPTA, M.D. Over 25 years of development, regulatory and senior management experience in the biopharm industry Former CMO of Insmed, a specialty CF company and current advisor to the CEO Former Vice President and Head of US Clinical Research and Development at Novartis (2003-2006)

DANIEL FURST, M.D. UCLA SCHOOL OF MEDICINE Director of UCLA Scleroderma Program ETHAN BURSTEIN, PH.D. ACADIA PHARMACEUTICALS INC. Senior Director of Biosciences SUMNER BURSTEIN, PH.D. UMASS MEDICAL SCHOOL Professor of Biochemistry and Pharmacology; inventor of Resunab ROBERT ZURIER, M.D. UMASS MEDICAL SCHOOL Professor of Medicine & Chair of Rheumatology, Emeritus WORLD-CLASS SCIENTIFIC ADVISORS CHARLES N. SERHAN, PH.D. BRIGHAM AND WOMEN’S HOSPITAL; HARVARD MEDICAL SCHOOL Director of CET&RI; Professor of Anesthesia, Perioperative and Pain Medicine, Infection and Immunity MICHAEL KNOWLES, M.D., PH.D. UNC CHAPEL HILL Professor of Pulmonary and Critical Care Medicine JAMES CHMIEL, M.D. CASE WESTERN RESERVE MEDICAL SCHOOL Professor Medicine, National PI on largest ever anti-inflammatory CF study

FINANCIAL PROFILE: CRBP (NASDAQ) $52.6MM Market cap* 37.6 MM Common shares outstanding (43MM fully diluted)* $22 MM Raised to-date + $5MM Award from CFF 158,168 90d average daily volume* * As of January 7, 2016

ANTICIPATED DATE MILESTONE Q1 Continue enrollment and dosing for our 3 phase 2 studies, add EU sites for CF Q2 Orphan designation for CF in EU Additional pre-clinical mechanistic studies in CF European CF Conference 2016 Q3 Orphan designation for SSc in EU Complete patient enrollment in CF and SSc studies NACFC 2016 Q4 Topline data from CF and SSc studies ACR 2016 MILESTONES 2016

CONTACT US Corbus Pharmaceuticals Holdings, Inc. 617.963.0100 info@corbuspharma.com www.corbuspharma.com 100 River Ridge Drive Norwood, MA 02062